Second Quarter 2021 Earnings Conference Call

August 5, 2021

SHYFT GROUP

Forward-Looking Statement

This presentation contains several forward-looking statements that are not historical facts, including our revenue and earnings guidance, all other information provided with respect to our outlook for 2021 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that are not historical facts. These statements can be identified by words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions regarding future expectations. Furthermore, statements contained in this presentation relating to the COVID-19 pandemic, the impact of which remains inherently uncertain on our financial results, are forward-looking statements. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences include future developments relating to the COVID-19 pandemic, including governmental responses, supply chain shortages, and potential labor issues; operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions including weaknesses resulting from the COVID-19 pandemic; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; restructuring of our operations, and/or our expansion into new geographic markets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationships with major customers, suppliers, or other business partners; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. Other factors that could affect outcomes are set forth in our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this release are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this release, whether as a result of new information, future events, or otherwise.

The financial results included within this presentation are from continuing operations unless otherwise noted.

"The Shyft Group's momentum continued to build in the second quarter, producing results that exceeded our expectations, including doubling our sales and tripling adjusted EBITDA over the prior year. Our strength in quality, innovation, and customer-driven product development, combined with rising demand in our markets, led to record backlog across all segments."

Daryl Adams
President and CEO, The Shyft Group

Shyft Financial Summary – 2Q21

Solid execution in a challenging environment

Revenue
(in millions)



$244.0
$124.0
97% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21

Backlog more than doubles YoY to record $751M

Income from Continuing Operations & EPS
(in millions)



$17.0
$0.44
$18.1M Improvement
$(0.03)
-$1.1
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21

Higher volumes and productivity improvements driving profitability

Business Update

Fleet Vehicles and Services

- Velocity production accelerating despite supply chain constraints
- Truck body orders continue at strong pace
- Expansion to grocery and other vocations continues, with opportunities in walk in van, truck body, and cargo van upfit

Specialty Vehicles

- Luxury motorcoach chassis demand continues – 2Q21 market share increases to 31%
- Service body growth fueled by expanded product portfolio
- Expanded flexible manufacturing capabilities in California, Michigan and Florida

Shyft Innovations

- Assembling talented team to support our EV initiative
- Finalized key design objectives and performance requirements
- Proof of concept design completed and chassis assembly to begin this month
- LOI's in place with several key suppliers



Velocity™ R2





Financial Review
Second Quarter 2021



Shyft Financial Summary – 2Q21

Achieved profitability gains despite supply chain constraints

Adjusted EBITDA & % of Sales

(in millions)



$9.4
7.5%
$28.6
11.7%
206% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21

Investment in operating efficiencies driving margin expansion

Adjusted Net Income & Adjusted EPS

(in millions, except EPS)



$4.6
$0.13
$19.0
$0.53
316% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21

Generated $4.5M of cash from operating activities in Q2

Fleet Vehicles and Services – 2Q21

Strong demand for all product categories, including Velocity

Revenue
(in millions)


$168.3
$97.2
73% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21

Backlog of $661M, up 130% YoY

Adjusted EBITDA & % of Sales
(in millions)


$28.3
16.8%
$13.7
14.0%
107% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21

Sales volumes, productivity and cost reductions driving improvement

Specialty Vehicles – 2Q21

Sequential sales increase led by improving luxury motorcoach chassis demand


Revenue
(in millions)
$75.7
$26.7
183% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21


Adjusted EBITDA & % of Sales
(in millions)
$8.6
11.4%
$1.2
4.6%
609% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21

Backlog of $91M, up 79% YoY

Sales volume and acquisitions driving improved segment margins

Liquidity & 2021 Outlook

Raising Full Year Outlook – Expect YoY profit growth of 38%

Liquidity



Cash ($M)
Leverage Ratio
$50
$40
$30
$20
$10
$0
4
3
2
1
0
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21

- YTD cash flow from operations up $15M YoY
- Total liquidity of $120M, including $116M of borrowing capacity
- Current leverage ratio at 0.4x adj EBITDA

2021 Outlook

($M except per share)	Low	Mid-point	High	% Inc 2020
Revenue	$900	$925	$950	37%
Income from continuing operations	$55	$59	$62	55%
Adjusted EBITDA	$100	$105	$110	38%
EPS	$1.52	$1.62	$1.72	54%
Adjusted EPS	$1.75	$1.85	$1.95	38%

- 1H21 momentum positions us well for anticipated ramp for the remainder of the year
- Proactively managing through current environment to help ensure customer deliveries
- Significant backlog provides visibility to 2nd half despite uncertainty surrounding supply chain

SHYFT Closing Remarks



- Backlog continues to accelerate, driven by innovative, quality products and commitment to on-time delivery
- Balance sheet strength and liquidity position provides opportunity to fund investments to drive production efficiencies and future growth
- Investing in new products and technologies to meet customer demand, including EV platforms, remains a high priority
- Strong 1H21 with all business units performing well and positioned to support anticipated ramp for the remainder of the year

Q&A Session

SHYFT GROUP

Appendix



Reconciliation of Non-GAAP Financial Measures

This presentation presents Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, and adjusted earnings per share, each of which is a non-GAAP financial measure. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our underlying operating performance, as well as certain non-cash expenses. We define Adjusted EBITDA as income from continuing operations before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations.

We present these non-GAAP measures because we consider them to be important supplemental measures of our performance. The presentation of these non-GAAP measures enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe these measures to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting these non-GAAP measures is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of these non-GAAP measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual incentive compensation for our management team and long-term incentive compensation for certain members of our management team.

Reconciliation of Non-GAAP Financial Measures

Financial Summary
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,			
The Shyft Group, Inc.	2021	% of sales	2020	% of sales
Income from continuing operations	$ 11,530	5.8%	$ 11,742	6.6%
Net (income) attributable to non-controlling interest	(35)		(67)	
Add (subtract):				
Restructuring and other related charges	-		992	
Acquisition related expenses and adjustments	143		93	
Non-cash stock-based compensation expense	1,642		1,991	
Favorable tax rate in income taxes receivable	-		(2,577)	
Tax effect of adjustments	(432)		(748)	
Adjusted net income	$ 12,848	6.5%	$ 11,426	6.5%
Income from continuing operations	$ 11,530	5.8%	$ 11,742	6.6%
Net (income) attributable to non-controlling interest	(35)		(67)	
Add (subtract):				
Depreciation and amortization	2,571		2,517	
Taxes on income	3,490		377	
Interest (income) expense	(170)		731	
EBITDA	$ 17,386	8.8%	$ 15,300	8.6%
Add (subtract):				
Restructuring and other related charges	-		992	
Acquisition related expenses and adjustments	143		93	
Non-cash stock-based compensation expense	1,642		1,991	
Adjusted EBITDA	$ 19,171	9.7%	$ 18,376	10.4%
Diluted net earnings per share	$ 0.32		$ 0.33	
Add (subtract):				
Restructuring and other related charges	-		0.03	
Acquisition related expenses and adjustments	-		-	
Non-cash stock-based compensation expense	0.04		0.06	
Favorable tax rate in income taxes receivable	-		(0.08)	
Tax effect of adjustments	-		(0.02)	
Adjusted diluted net earnings per share	$ 0.36		$ 0.32	

Reconciliation of Non-GAAP Financial Measures

Financial Summary
(In thousands, except per share data)
(Unaudited)

The Shyft Group, Inc.	Three Months Ended June 30, 2021	% of sales	2020	% of sales
Income (loss) from continuing operations	$ 16,953	6.9%	$ (1,134)	(0.9%)
Net (income) loss attributable to non-controlling interest	(990)		(70)	
Add (subtract):				
Restructuring and other related charges	505		562	
Acquisition related expenses and adjustments	71		179	
Non-cash stock-based compensation expense	2,850		2,126	
Loss from write-off of construction in process	-		2,430	
Accelerated depreciation of property, plant and equipment	-		2,330	
Loss from liquidation of JV	643		-	
Tax effect of adjustments	(998)		(1,849)	
Adjusted net income	$ 19,034	7.8%	$ 4,574	3.7%
Income (loss) from continuing operations	$ 16,953	6.9%	$ (1,134)	(0.9%)
Net (income) loss attributable to non-controlling interest	(990)		(70)	
Add (subtract):				
Depreciation and amortization	2,759		5,343	
Taxes on income	5,552		(546)	
Interest expense	227		460	
EBITDA	$ 24,501	10.0%	$ 4,053	3.3%
Add (subtract):				
Restructuring and other related charges	505		562	
Acquisition related expenses and adjustments	71		179	
Non-cash stock-based compensation expense	2,850		2,126	
Loss from liquidation of JV	643		-	
Loss from write-off of construction in process	-		2,430	
Adjusted EBITDA	$ 28,570	11.7%	$ 9,350	7.5%
Diluted net earnings per share	$ 0.44		$ (0.03)	
Add (subtract):				
Restructuring and other related charges	-		0.02	
Acquisition related expenses and adjustments	-		0.01	
Non-cash stock-based compensation expense	0.08		0.06	
Loss from liquidation of JV	0.01		-	
Loss from write-off of construction in process	-		0.06	
Accelerated depreciation of property, plant and equipment	-		0.06	
Tax effect of adjustments	-		(0.05)	
Adjusted diluted net earnings per share	$ 0.53		$ 0.13	

Reconciliation of Non-GAAP Financial Measures

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Forecast Twelve Months Ended December 31, 2021		
The Shyft Group, Inc.	**Low**	**Mid**	**High**
Income from continuing operations	$ 54,728	$ 58,723	$ 62,028
Add:			
Depreciation and amortization	13,462	13,462	13,462
Interest expense	1,295	1,295	1,295
Taxes	19,093	20,098	21,793
EBITDA	$ 88,578	$ 93,578	$ 98,578
Add (subtract):			
Non-cash stock-based compensation and other charges	11,422	11,422	11,422
Adjusted EBITDA	$ 100,000	$ 105,000	$ 110,000
Earnings per share	$ 1.52	$ 1.62	$ 1.72
Add:			
Non-cash stock-based compensation and other charges	0.32	0.32	0.32
Less tax effect of adjustments	(0.09)	(0.09)	(0.09)
Adjusted earnings per share	$ 1.75	$ 1.85	$ 1.95

Thank you.